MFS® BLENDED RESEARCH® SMALL CAP EQUITY PORTFOLIO	MFS® LIMITED MATURITY PORTFOLIO
MFS® CONSERVATIVE ALLOCATION PORTFOLIO	MFS® MID CAP VALUE PORTFOLIO
MFS® GLOBAL REAL ESTATE PORTFOLIO	MFS® MODERATE ALLOCATION PORTFOLIO
MFS® GROWTH ALLOCATION PORTFOLIO	MFS® NEW DISCOVERY VALUE PORTFOLIO
MFS® INFLATION-ADJUSTED BOND PORTFOLIO

Effective immediately, the sixth paragraph in the sub-section entitled “Compensation” under the main heading entitled "Appendix D - Portfolio Manager(s)" is restated in its entirety as follows:

Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used.  Consideration is given to portfolio performance over one, three, and five years with emphasis placed on the longer periods.  For portfolio managers who have served for more than five years, additional longer-term performance periods are also considered.  For portfolio managers who have served for less than five years, performance periods are adjusted as appropriate.

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